EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Magnus Gittins, Chief Executive Officer of Advance Nanotech, Inc. (the Company) and Thomas P Finn, Chief Financial Officer of the Company, do each certify, pursuant to 18 U.S.C. ss. 1350, that:

1. The report on Form 10-QSB of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Magnus Gittins
                                                --------------------------------
                                                Magnus Gittins
                                                Chief Executive Officer

                                                Date: October 27, 2005


                                                /s/ Thomas P Finn
                                                --------------------------------
                                                Thomas P Finn
                                                Chief Financial Officer

                                                Date: October 27, 2005